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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2002

                             Bay State Bancorp, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       1-13691                04-3398630
      --------                       -------                ----------
(State or other jurisdiction of    (Commission             (IRS Employer
 incorporation or organization)    File Number)          Identification No.)

               1299 Beacon Street, Brookline, Massachusetts 02446
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (617) 739-9500
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.
         ------------

      On July 25, 2002, Bay State Bancorp, Inc. issued a press release which announced a 3-for-1 stock split effected in the form of a 200% stock dividend, payable on September 3, 2002 to record holders as of August 19, 2002.

      A press release announcing the stock split is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated July 25, 2002.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     BAY STATE BANCORP, INC.




Date: July 29, 2002                 By: /s/ John F. Murphy
                                         ---------------------------------------
                                         John F. Murphy
                                         Chairman of the Board, President and
                                         Chief Executive Officer




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                              FOR IMMEDIATE RELEASE

BAY STATE BANCORP, INC. ANNOUNCES THREE FOR ONE STOCK SPLIT

Brookline, Massachusetts, July 25, 2002 - Bay State Bancorp, Inc. (AMEX: BYS) announced today a three for one stock split in the form of a 200% stock dividend. The stock split entitles each shareholder of record at the close of business on August 19, 2002, to receive two additional shares for every one share of Bay State Bancorp, Inc. common stock held on that date. Additional shares resulting from the split are expected to be distributed by the Company's transfer agent on or about September 3, 2002. Bay State Bancorp, Inc. currently has approximately 1,643,091 shares of common stock outstanding and 892,141 shares of treasury stock.

With this stock split, we will be able to increase our shareholder base and provide more liquidity for Bay State stock," said John F. Murphy, Bay State Bancorp's Chairman, President and Chief Executive Officer.

Bay State Bancorp, Inc. is the holding company for Bay State Federal Bank and is headquartered in Brookline, Massachusetts.

Statements contained in the news release, which are not historical facts, are forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risk and uncertainties, which could cause actual results to differ materially from that currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.


CONTACT: Michael O. Gilles, Senior Vice President and Chief Financial Officer,
         (617) 739-9548